Exhibit 10.32.f

AHCA CONTRACT NO. FP020

MINOR MODIFICATION NO. 2

WELLCARE OF FLORIDA, INC., D/B/A
STAYWELL HEALTH PLAN OF FLORIDA, INC.
8735 Henderson Road
Tampa, Florida 33634

AHCA Contract No. FP020, as entered into on the 4th day of February, 2014, is hereby revised as follows:

1.	Standard Contract, Section III, Item B., Contract Managers, sub-item 1., is hereby amended to now read as follows:

1.	The Agency’s Contract Manager’s contact information is as follows:

Tylee Culpepper
Agency for Health Care Administration
2727 Mahan Drive, MS #50
Tallahassee, FL 32308
(850) 412-4049

All other terms and conditions of the Contract shall remain unchanged.

WELLCARE OF FLORIDA, INC. D/B/A		STATE OF FLORIDA, AGENCY FOR
STAYWELL HEALTH PLAN OF		HEALTH CARE ADMINISTRATION
FLORIDA, INC.

/s/ Gregg MacDonald		/s/ Tylee Culpepper
Gregg MacDonald		Tylee Culpepper
State President		Contract Manager

Date:	11-3-14	Date:	11/17/14

APPROVED

/s/ David Rogers
David Rogers
Assistant Deputy Secretary for Medicaid
Health Systems Development

		Date:	11/17/14

AHCA Contract No. FP020, Minor Modification No. 2, Page 1 of 1